UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

	Date of Report (date of earliest event reported):  February 28, 2008


                             CAN CAL RESOURCES LTD.
		-------------------------------------------------
               (Exact Name of Company as Specified in its Charter)


             NEVADA                      0-26669                88-0336988
  -------------------------------   -------------------	      --------------
 (State or other jurisdiction of   (Commission File No.)     (I.R.S. Employer
  incorporation or organization)                            Identification No.)


		     2500 VISTA MAR DRIVE, LAS VEGAS, NV 89128
		 ------------------------------------------------
		(Address of principal executive offices)(Zip Code)


       Registrant's telephone number, including area code: (702) 243-1849


                                 Not Applicable
	       -------------------------------------------------
               Former Name, Former Address or Former Fiscal Year,
                          If Changed From Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[ ] Written communications pursuant to Rule 425 under the Securities Act
[ ] Soliciting material pursuant to Rule 14a-12 under the  Exchange  Act
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under  the
    Exchange Act
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01 Other Events


    The Company was notified by the British Columbia Securities Commission ("BCSC") on February 8, 2008 that it had been selected for a mining technical disclosure review under National Instrument 43-101, Standards of Disclosure Mineral Projects "NI 43-101"). Pursuant to this review, the BCSC advised that the Company had not filed necessary "technical reports" required by NI 43-101 to support its disclosure of certain mineral resources, mineral reserves and preliminary assessments on any of its properties, including its Wikieup and Pigsah properties. Under British Columbia Law and NI 43-101, such technical reports must be prepared by an independent "qualified person. A "qualified person" under NI 43-101 means "an individual who


         (a) is an engineer or geoscientist with at least five years of experience in mineral exploration, mine development or operation or mineral project assessment, or any combination of these;


         (b) has experience relevant to the subject matter of the mineral project and the technical report; and


         (c) is a member in good standing of a professional association;"


The Company is in the process of retaining such a Canadian independent "qualified person" to prepare the required technical reports. The Company has been in communication with BCSC compliance counsel and BCSC officials and has agreed to disseminate a press release reviewed and approved by the BCSC. The BCSC has ceased trade in the Company's voting common stock until the appropriate technical reports are submitted.

The Company has in the past, in Management's view, employed consultants and/or officers of the Company with extensive mineralogy and mining backgrounds. The Company has also utilized the services of International Plasma, Inc. in Canada to analyze its samples, prior to dissemination of the Wikieup and Pisgah press releases, as well as other press releases.

The Company nevertheless retracts its previous disclosure of mineral reserves, mineral resources, other estimates of tons and grade, and any other economic analyses of its mineral properties, including Wikieup and Pisgah. The Company specifically advises the public not to rely on any such estimates. The Company anticipates that the "technical reports" required by the BCSC are estimated to be prepared within 45 days, subject to time adjustment by the independent "qualified person."






SIGNATURES

       In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                           CAN-CAL RESOURCES LTD.
                                           (REGISTRANT)



Date:  February 28, 2008                   By: /s/ Ronald Sloan
					       ----------------
                                               RONALD D. SLOAN,
                                               Chief Executive Officer and
					       President



Exhibit 99